iShares®
iShares Trust
Supplement dated September 26, 2025
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”) for the
iShares MSCI ACWI Low Carbon Target ETF (CRBN) (the “Fund”)
The following changes to the Fund will be effective November 25, 2025:
Change to the Fund Name

Current Fund Name	New Fund Name

iShares MSCI ACWI Low Carbon Target ETF	iShares Low Carbon Optimized MSCI ACWI ETF
Change to the Fund’s “Principal Investment Strategies”
The fifth paragraph of the section entitled Principal Investment Strategies of the Summary Prospectus and Prospectus of the Fund are deleted in its entirety and replaced with the following:
The Underlying Index is then constructed using a process that aims to achieve replicability and investability, subject to the following objective and constraints: (i) minimize carbon exposure by at least 30% subject to a tracking error constraint of 50 basis points relative to the Parent Index; (ii) the maximum weight of an Underlying Index constituent may not be greater than 20 times its weight in the Parent Index; (iii) country weights in the Underlying Index may not deviate more than 2% from the country weights in the Parent Index; and (iv) sector weights in the Underlying Index may not deviate more than 2% from the sector weights in the Parent Index, with the exception of the energy sector, where there is no weight constraint applied.
Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The second bullet of the Index Methodology subsection of the MSCI ACWI Low Carbon Target Index (the Fund’s “Underlying Index”) in the MSCI Indexes subsection of the Construction and Maintenance of the Underlying Indexes section of the SAI for the Fund is deleted in its entirety and replaced with the following:

•	Minimize the carbon exposure by at least 30% subject to a tracking error constraint of 50 basis points relative to the parent index;
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑CRBNmc‑0925

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